Exhibit 10.1

October 25, 2013

To the parties shown on Schedule “A”

attached hereto and made a part hereof

Re:	Senior Unsecured Revolving Credit Facility in the increased aggregate maximum principal amount of up to $975,000,000.00 – Second Amendment

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement dated October 25, 2011 entered into by and among Verisk Analytics, Inc., a Delaware corporation, and Insurance Services Office, Inc., a Delaware corporation, as co-borrowers (hereinafter collectively referred to as the “Co-Borrowers”), certain lenders (hereinafter collectively referred to as the “Lenders”), Bank of America, N.A., as swing line lender and letter of credit issuer (hereinafter, Bank of America, in its capacity as letter of credit issuer, shall be referred to as “L/C Issuer”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book managers, JPMorgan Chase Bank, N.A., as syndications agent, Morgan Stanley Bank, N.A. and Wells Fargo Bank, N.A., as co-documentation agents, and Bank of America, N.A., as Administrative Agent for the Lenders (hereinafter, in such capacity, referred to as the “Agent”), as previously amended and modified (hereinafter, as so amended and modified, referred to as the “Credit Agreement”), pursuant to which the Lenders have made available to the Co-Borrowers a five (5) year amended and restated syndicated senior unsecured revolving credit facility in the current aggregate maximum principal amount of up to $850,000,000.00 (hereinafter referred to as the “Facility”). Defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.

Reference is hereby further made to that certain Amended and Restated Continuing Guaranty dated October 25, 2011 executed and delivered by the Guarantors in favor of the Agent and the Lenders, as previously amended and modified (hereinafter, as so amended and modified, referred to as the “Guaranty”).

The Co-Borrowers have requested that the Lenders and the Agent, and the Lenders and the Agent have agreed to, (i) increase the maximum principal amount of the Facility from the current aggregate maximum principal amount of “up to $850,000,000.00” to an increased aggregate maximum principal amount of “up to $975,000,000.00”, (ii) extend the existing Maturity Date of the Facility by one (1) year from the existing Maturity Date of “October 24, 2017” to a new Maturity Date of “October 24, 2018”, (iii) increase the aggregate maximum principal amount to which the Aggregate Commitments under the Facility may be increased from the existing aggregate principal amount of “up to $1,000,000,000.00” to a new increased aggregate principal amount of “up to $1,250,000,000.00”, as described in Section 2.14(a) of the Credit Agreement, (iv) increase the dollar thresholds referenced in Sections 8.01(e) and 8.01(i) of the existing Credit Agreement from the existing dollar thresholds to a new dollar threshold of “$50,000,000.00” in each case, (v) amend the definition of “Applicable Rate” in the Credit Agreement (including, without limitation, to update the pricing grid set forth therein), and (vi) to provide the conditional consent of the Agent and the Lenders with respect to (a) two (2) impending mergers involving two (2) of the existing Guarantors and (b) the contemplated “Conversion” (as such term is defined in Paragraph 4 below) and the subsequent release of Insurance Services Office, Inc. as a Co-Borrower and each of the Guarantors as Guarantors. Therefore, in furtherance of the foregoing, the parties hereby covenant and agree as follows:

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October 25, 2013

1. Effective as of the date hereof, the Agent and the Lenders hereby agree as follows:

(i) The Co-Borrowers have exercised their right to increase the maximum principal amount of the Facility in accordance with the terms, conditions, and provisions of Section 2.14 of the Credit Agreement and, as a result, the aggregate maximum principal amount of the Facility is hereby increased to $975,000,000.00.

(ii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Applicable Rate” in its entirety and inserting the following new definition of “Applicable Rate” in its place and stead:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Consolidated Funded Debt Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Pricing Level	Consolidated Funded Debt Leverage Ratio	Commitment Fee	Eurodollar Rate Margin	Base Rate Margin	Letter of Credit Fee
1	< 1.0:1	12.5 bps	112.5 bps	12.5 bps	112.5 bps
2	> 1.0 but < 1.75:1	15.0 bps	125.0 bps	25.0 bps	125.0 bps
3	> 1.75 but < 2.50:1	20.0 bps	150.0 bps	50.0 bps	150.0 bps
4	> 2.50:1 but < 3.50:1	27.5 bps	187.5 bps	87.5 bps	187.5 bps

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Funded Debt Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from October 25, 2013 through the date on which the Administrative Agent receives the Co-Borrowers’ Compliance Certificate and related financial statements for its third fiscal quarter of the 2013 fiscal year shall be determined based upon Pricing Level 3.

For the purposes of calculating the Consolidated Funded Debt Leverage Ratio in connection with this definition only, and for no other purpose, to the extent that Verisk or any direct or indirect Subsidiary of Verisk acquires a Person, the Administrative Agent shall include in its calculation of Consolidated EBITDA the pro forma effect of such acquisition as if such acquisition shall have occurred on the first date of the applicable test period.

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Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).”

(iii) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the existing definition of “Fee Letter” in its entirety and inserting the following new definition of “Fee Letter” in its place and stead:

““Fee Letter” means, collectively, (a) that certain letter agreement dated October 4, 2011, by and among the Co-Borrowers, the Administrative Agent and the Arrangers, (b) that certain letter agreement dated August 30, 2012, by and among the Co-Borrowers, the Administrative Agent and the Arrangers, and (c) that certain letter agreement dated September 25, 2013, by and among the Co-Borrowers, the Administrative Agent and the Arrangers.”

(iv) Section 1.01 of the Credit Agreement is hereby amended and modified by deleting the reference in the definition of “Maturity Date” to a date of “October 24, 2017” and inserting a reference to new date of “October 24, 2018” in its place and stead.

(v) Section 1.01 of the Credit Agreement is hereby amended and modified by adding the following new definition:

““October 2014 Private Placement Tranche” means, collectively, the principal tranches advanced and outstanding under the Private Placement Facilities as of October 25, 2013.”

(vi) In Section 2.14(a) of the Credit Agreement, the existing reference to “$1,000,000,000.00” is hereby deleted in its entirety, and a new reference to “$1,250,000,000.00” is hereby inserted in its place and stead.

(vii) Section 7.02 of the Credit Agreement is hereby amended and modified by deleting the existing Section 7.02 in its entirety and inserting the following new Section 7.02 in its place and stead:

“7.02 Priority Indebtedness; Permitted Subsidiary Acquisition Indebtedness. Create, incur, assume or suffer to exist (a) any Priority Indebtedness in excess at any time of an amount equal to the sum of (i) seven and one-half percent (7.5%) of Assets at such time plus (ii) the principal balance of the October 2014 Private Placement Tranche outstanding at such time (specifically excluding any refinance thereof or any additional amounts drawn under the Private Placement Facilities from and after October 25, 2013) or (b) any Permitted Subsidiary Acquisition Indebtedness in an aggregate principal amount in excess of $500,000,000.00 outstanding at any time.”

(viii) In Section 8.01(e) of the Credit Agreement, each existing reference to “$25,000,000.00” is hereby deleted in its entirety, and a new reference to “$50,000,000.00” is hereby inserted in its place and stead.

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(ix) In Section 8.01(i) of the Credit Agreement, each existing reference to “$5,000,000.00” is hereby deleted in its entirety, and a new reference to “$50,000,000.00” is hereby inserted in its place and stead.

(x) The Commitments and Applicable Percentages set forth and contained on the existing Schedule 2.01 of the Credit Agreement are hereby deleted in their entirety and the Commitments and Applicable Percentages set forth on Schedule 1 attached hereto are hereby inserted in their place and stead.

2. There is, as of October 25, 2013, due and owing on the Facility the principal amount of $1,930,566.89, consisting of (i) Committed Loans in the aggregate principal amount of $-0-, and (ii) issued and outstanding Letters of Credit in the aggregate stated amount of $1,930,566.89, in the case of each of the foregoing together with unpaid accrued interest, fees, costs and expenses due and owing to the Lenders under the Credit Agreement, all without offset, defense or counterclaim, all of which are hereby expressly waived by the Co-Borrowers and the Guarantors as of the date hereof. As of October 25, 2013, there were no amounts due and owing to the Lenders in connection with any unreimbursed draws on any Letter of Credit.

3. The Agent and the Lenders hereby provide their advance consent to (a) the impending merger of Verisk Health Solutions, Inc., a Delaware corporation, with and into Bloodhound Technologies, Inc., a Delaware corporation (hereinafter referred to as “Bloodhound”), (b) the impending merger of Verisk Health, Inc., a Massachusetts corporation, with and into Bloodhound, and (c) the subsequent renaming of Bloodhound as “Verisk Health, Inc.”, all notwithstanding Section 7.03(b) of the Credit Agreement, said approval to be conditioned upon the Co-Borrowers’ compliance with the terms, conditions, and provisions of Section 6.12 of the Credit Agreement.

4. The Agent and the Lenders hereby provide their advance consent to the contemplated conversion of Insurance Services Office, Inc. from a corporation to a limited liability company in accordance with applicable Delaware corporate and limited liability company Laws (hereinafter referred to as the “Conversion”). The Co-Borrowers shall provide the Agent with prompt written evidence of the completion of the Conversion. The Agent and the Lenders hereby further agree that, effective upon receipt of such written evidence and provided no Default or Event of Default exists at such time, (a) Insurance Services Office, Inc. shall be released as a Co-Borrower and each of the Guarantors shall be released as Guarantors from and after the date of the completion of the Conversion pursuant to a Release of Co-Borrower and Guarantors in the form attached hereto as Exhibit “A”, which Release of Co-Borrower and Guarantors shall be executed and delivered by the Agent and the Co-Borrowers and (b) the covenant set forth and contained in Section 6.12 (Additional Guarantors) of the Credit Agreement shall be deleted from the Credit Agreement automatically and shall be of no further force or effect from and after the completion of the Conversion.

5. The Co-Borrowers and the Guarantors hereby represent and warrant to the Lenders and the Agent that all representations and warranties of the Co-Borrowers and the Guarantors contained in the Credit Agreement and all of the other Loan Documents continue to be true, accurate and correct as of the date hereof, as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement. All of the indebtedness represented by the Loan Documents and all other obligations, responsibilities, and liabilities of the Co-Borrowers and the Guarantors to the Lenders and the Agent are due without any offset, defenses, or counterclaims whatsoever. The Co-Borrowers and the Guarantors hereby covenant and agree that, except as expressly amended and/or modified by this letter agreement, all of the terms, conditions, and provisions of the Credit Agreement and the other Loan Documents (including, without limitation, the Guaranty) shall remain unchanged and in full force and effect.

[SECOND AMENDMENT – LETTER AMENDMENT]

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6. The Co-Borrowers and the Guarantors do hereby (i) represent and warrant that, after giving effect to the terms, conditions, and provisions of this letter agreement, no Default or Event of Default exists; (ii) except as otherwise set forth herein, acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Facility, or any waiver of the terms, conditions, or provisions of the Credit Agreement and/or any of the other Loan Documents and do not constitute a release, termination or waiver of any of the rights and/or remedies granted to the Lenders and/or the Agent under the Loan Documents; (iii) represent and warrant that none of the certificate or articles of incorporation, by-laws, or other governing documents of either of the Co-Borrowers or the Guarantors have been amended, modified and/or supplemented in any material way since the date such documents were most recently delivered to the Lenders; and (iv) represent and warrant that the Co-Borrowers and the Guarantors have taken all necessary action required by law and by its governing documents to execute and deliver this letter agreement and that such execution and delivery constitutes the legal and validly binding action of such entity.

7. On and after the date of this letter agreement, this letter agreement shall for all purposes constitute a “Loan Document”.

8. This letter agreement may be executed in any number of counterparts, each of which, when taken together, shall be deemed one and the same instrument.

9. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

10. This letter agreement may not be amended or modified unless said amendment or modification is in writing and signed by all parties hereto.

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Kindly indicate the agreement with the terms and conditions of this letter agreement by countersigning in the space provided below, and returning a countersigned copy of this letter agreement to the undersigned.

Very truly yours,

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Laura Call
Name: Laura Call
Title: Assistant Vice President

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ACCEPTED AND AGREED AS OF THE 25TH DAY OF OCTOBER, 2013:

CO-BORROWERS:

VERISK ANALYTICS, INC., as a Co-Borrower

By:	/s/ Mark V. Anquillare
Mark V. Anquillare
Executive Vice President and
Chief Financial Officer

INSURANCE SERVICES OFFICE, INC., as a Co-Borrower

By:	/s/ Mark V. Anquillare
Mark V. Anquillare
Executive Vice President and
Chief Financial Officer

GUARANTORS:

XACTWARE SOLUTIONS, INC., a Delaware corporation
ISO SERVICES, INC., a Delaware corporation
ISO CLAIMS SERVICES, INC., a Delaware corporation
AIR WORLDWIDE CORPORATION, a Delaware corporation
VERISK HEALTH, INC., a Massachusetts corporation
INTERTHINX, INC., a California corporation
VERISK HEALTH SOLUTIONS, INC., a Delaware corporation

By:	/s/ Mark V. Anquillare
Mark V. Anquillare
Vice President of Xactware Solutions, Inc.,
ISO Services, Inc.,
ISO Claims Services, Inc.,
AIR Worldwide Corporation, and
Interthinx, Inc.
Vice President and Chief Financial Officer of
Verisk Health, Inc., and
Verisk Health Solutions, Inc.

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LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ William T. Franey
William T. Franey
Senior Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Hector J. Varona
Name:	Hector J. Varona
Title:	Vice President

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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Tony Sood
Name:	Tony Sood
Title:	Director

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SUNTRUST BANK, as a Lender

By:	/s/ Douglas C. O’Bryan
Name:	Douglas C. O’Bryan
Title:	Director

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RBS CITIZENS, N.A., as a Lender

By:	/s/ Hassan Sayed
Name:	Hassan Sayed
Title:	Vice President

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Sherrese Clarke
Name:	Sherrese Clarke
Title:	Authorized Signatory

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TD BANK, N.A., as a Lender

By:	/s/ Craig Welch
Name:	Craig Welch
Title:	Senior Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kamran Khan
Name:	Kamran Khan
Title:	Authorized Signatory

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THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Andrew D. Holtz
Name:	Andrew D. Holtz
Title:	Senior Vice President

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HSBC BANK USA, N.A., as a Lender

By:	/s/ Robert Moravec
Name:	Robert Moravec
Title:	Senior Relationship Manager

[END OF SIGNATURES]

[SECOND AMENDMENT – LETTER AMENDMENT]

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SCHEDULE “A”

Via Overnight Courier

Verisk Analytics, Inc.

Insurance Services Office, Inc.

545 Washington Boulevard

Jersey City, New Jersey 07310

Attention:             Mr. Mark V. Anquillare

                              Executive Vice President and

                              Chief Financial Officer

Via Overnight Courier

Verisk Analytics, Inc.

Insurance Services Office, Inc.

545 Washington Boulevard

Jersey City, New Jersey 07310

Attention:             Kenneth E. Thompson, Esq.

                              Executive Vice President and

                              General Counsel

Via Overnight Courier

Xactware Solutions, Inc.

1426 East 750 North

Orem, Utah 84097

Via Overnight Courier

ISO Services, Inc.

545 Washington Boulevard

Jersey City, New Jersey 07310-1686

Via Overnight Courier

ISO Claims Services, Inc.

250 Berryhill Road

Columbia, South Carolina 29210

Via Overnight Courier

Verisk Health, Inc.

99 Summer Street, Suite 520

Boston, Massachusetts 02110

Via Overnight Courier

Verisk Health Solutions, Inc.

130 Turner Street, 7th Floor

Waltham, Massachusetts 02453

Via Overnight Courier

Verisk Health, Inc.

99 Summer Street, Suite 520

Boston, Massachusetts 02110

Via Overnight Courier

ISO Claims Services, Inc.

250 Berryhill Road

Columbia, South Carolina 29210

Via Overnight Courier

Interthinx, Inc.

30005 Ladyface Circle

Agoura Hills, California 91301

Via Electronic Communication

Bank of America, N.A. (in its capacity as a Lender,

the L/C Issuer, and the Swing Line Lender)

JPMorgan Chase Bank, N.A.

Wells Fargo Bank, N.A.

SunTrust Bank

RBS Citizens, N.A.

Morgan Stanley Bank, N.A.

TD Bank, N.A.

Royal Bank of Canada

The Northern Trust Company

HSBC Bank USA, N.A.

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SCHEDULE 1

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$205,000,000.00	21.025641026%
JPMorgan Chase Bank, N.A.	$165,000,000.00	16.923076923%
Wells Fargo Bank, N.A.	$150,000,000.00	15.384615385%
SunTrust Bank	$125,000,000.00	12.820512820%
RBS Citizens, N.A.	$110,000,000.00	11.282051282%
Morgan Stanley Bank, N.A.	$75,000,000.00	7.692307692%
TD Bank, N.A.	$55,000,000.00	5.641025641%
Royal Bank of Canada	$35,000,000.00	3.589743590%
The Northern Trust Company	$30,000,000.00	3.076923077%
HSBC Bank USA, N.A.	$25,000,000.00	2.564102564%
Total	$975,000,000.00	100.000000000%

[SECOND AMENDMENT – LETTER AMENDMENT]

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EXHIBIT “A”

FORM OF RELEASE OF CO-BORROWER AND GUARANTORS

Reference is hereby made to (i) that certain Amended and Restated Credit Agreement dated October 25, 2011 entered into by and among Verisk Analytics, Inc., a Delaware corporation (hereinafter referred to as “Verisk”), and Insurance Services Office, Inc., a Delaware corporation (hereinafter referred to as “ISO”, and hereinafter Verisk and ISO shall be collectively referred to as the “Co-Borrowers”), as co-borrowers, certain lenders (hereinafter collectively referred to as the “Lenders”), Bank of America, N.A., as swing line lender and letter of credit issuer (hereinafter, Bank of America, in its capacity as letter of credit issuer, shall be referred to as “L/C Issuer”), Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book managers, JPMorgan Chase Bank, N.A., as syndications agent, Morgan Stanley Bank, N.A. and Wells Fargo Bank, N.A., as co-documentation agents, and Bank of America, N.A., as Agent for the Lenders (hereinafter, in such capacity, referred to as the “Agent”), as previously amended and modified (hereinafter, as so amended and modified, referred to as the “Credit Agreement”), pursuant to which the Lenders have made available to the Co-Borrowers a five (5) year amended and restated syndicated senior unsecured revolving credit facility in the amended aggregate maximum principal amount of up to $975,000,000.00 (hereinafter referred to as the “Facility”) and (ii) that certain Amended and Restated Continuing Guaranty dated October 25, 2011 executed and delivered by (a) Xactware Solutions, Inc., a Delaware corporation, (b) ISO Services, Inc., a Delaware corporation, (c) ISO Claims Services, Inc., a Delaware corporation, (d) AIR Worldwide Corporation, a Delaware corporation, (e) Verisk Health, Inc., a Massachusetts corporation, (f) Interthinx, Inc., a California corporation, (g) Verisk Health Solutions, Inc., a Delaware corporation, and (h) ISO Staff Services, Inc., a Delaware corporation (hereinafter collectively referred to as the “Guarantors and individually referred to as a “Guarantor”), on a joint and several basis, in favor of the Agent and the Lenders, as previously amended and modified (hereinafter, as so amended and modified, referred to as the “Guaranty”). Defined terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Credit Agreement.

1. Release of Obligations under Credit Agreement and Guaranty. The Agent, on behalf of itself and the Lenders, hereby forever fully releases and fully discharges (i) ISO from its obligations, responsibilities, duties, and liabilities in connection with the Credit Agreement and the Facility, and ISO shall have no further obligations, responsibilities, duties, or liabilities under the Credit Agreement or any of the other Loan Documents from and after the date hereof, and (ii) each of the Guarantors from their respective obligations, responsibilities, duties, and liabilities under the Guaranty, and the Guaranty shall be null, void, and of no further force or effect from and after the date hereof. Notwithstanding the foregoing to the contrary, nothing contained in this Release shall in any way reduce, modify, alter, or otherwise diminish the obligations, responsibilities, duties, and liabilities of Verisk in connection with the Credit Agreement, the other Loan Documents, and/or the Facility, all of which obligations, responsibilities, duties, and liabilities are hereby acknowledged, reaffirmed, and confirmed.

2. Waiver, Release and Indemnification from the Agent and the Lenders.

(i) The Agent, on behalf of itself, the Lenders, and any Person claiming by, through, or under the Agent or any of the Lenders, and their respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys, agents, past, present, and future, and all of their respective heirs, executors, administrators, successors, and assigns (hereinafter collectively referred to as the “Agent/Lender Releasors” and individually as an “Agent/Lender Releasor”), shall and hereby do fully, finally, unconditionally, completely, and irrevocably remise, release, acquit, and forever discharge ISO (but not Verisk), the Guarantors, and their respective successors, assigns, partners, employees, trustees, administrators, attorneys, agents, and properties, past, present, and future, and all of their respective heirs, executors, administrators, successors and assigns, as releasees (hereinafter collectively referred to as the “Verisk Releasees” and individually as a “Verisk Releasee”), of and from any and all “Agent/Lender Claims” (as such term is defined in Paragraph 2(ii) below) which any of the Agent/Lender Releasors ever had, now has, or may have against any of the Verisk Releasees.

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(ii) The term “Agent/Lender Claims” shall mean any and all manner of actions, disputes, causes of action, suits, debts, liabilities, liens, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, judgments, damages (whether direct or indirect, consequential, special, exemplary, compensatory, or punitive), claims (including, without limitation, any claim for contribution or indemnity, and any claim based upon allegations of negligence, gross negligence, breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, tortious interference, or any other theory, cause of action, occurrence, matter, or thing which might result in liability upon any of the Verisk Releasees arising or occurring on or before the date hereof), counterclaims, crossclaims, controversies, defenses, and/or demands of any and every type and nature whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, suspected or unsuspected, past or present, direct or indirect, asserted or unasserted, contingent or liquidated, concealed, hidden, latent, or patent, verbal or written, at law, by statute, or in equity, in contract or in tort, under state or Federal jurisdiction, or resulting from any assignment, if any, and whether or not the economic effects of such alleged matters arise or are discovered in the future on account of, for, arising out of, or resulting from, or by reason of, any cause, matter, or thing whatsoever, arising from the beginning of time through and including the date of execution of this Release, including, without limitation, any and all Agent/Lender Claims relating to or arising from the lending or any other relationship among the Agent, the Lenders, ISO, the Guarantors, or any other Person in connection with the Facility.

(iii) Each Agent/Lender Releasor understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(iv) Each Agent/Lender Releasor hereby covenants and agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute, and unconditional nature of the release set forth above.

(v) Each Agent/Lender Releasor understands and agrees that this is a full and final release of all Agent/Lender Claims of every nature and kind whatsoever as described above, and that it releases Agent/Lender Claims that are known and unknown, suspected and unsuspected.

(vi) The Agent/Lender Releasors each further agrees to indemnify and hold the Verisk Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against any Verisk Releasees on account of any such Agent/Lender Claims. The Agent/Lender Releasors further state that they have carefully read the foregoing release and indemnity, know the contents thereof and grant the same as their own free act and deed.

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October 25, 2013

3. Waiver, Release and Indemnification from ISO and the Guarantors.

(i) ISO and the Guarantors, for and on behalf of themselves and any Person claiming by, through, or under ISO or any of the Guarantors, and their respective successors, assigns, attorneys, agents, past, present, and future, and all of their respective heirs, executors, administrators, successors, and assigns (hereinafter collectively referred to as the “Verisk Releasors” and individually as a “Verisk Releasor”), shall and hereby do fully, finally, unconditionally, completely, and irrevocably remise, release, acquit, and forever discharge the Agent and the Lenders and their respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, members, partners, employees, trustees, administrators, attorneys, agents, and properties, past, present, and future, and all of their respective heirs, executors, administrators, successors and assigns, as releasees (hereinafter collectively referred to as the “Agent/Lender Releasees” and individually as an “Agent/Lender Releasee”), of and from any and all “Verisk Claims” (as such term is defined in Paragraph 3(ii) below) which any of the Verisk Releasors ever had, now has, or may have against any of the Agent/Lender Releasees.

(ii) The term “Verisk Claims” shall mean any and all manner of actions, disputes, causes of action, suits, debts, liabilities, liens, dues, accounts, bonds, covenants, contracts, agreements, promises, warranties, guaranties, representations, judgments, damages (whether direct or indirect, consequential, special, exemplary, compensatory, or punitive), claims (including, without limitation, any claim for contribution or indemnity, and any claim based upon allegations of negligence, gross negligence, breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, tortious interference, or any other theory, cause of action, occurrence, matter, or thing which might result in liability upon any of the Agent/Lender Releasees arising or occurring on or before the date hereof), counterclaims, crossclaims, controversies, defenses, and/or demands of any and every type and nature whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, suspected or unsuspected, past or present, direct or indirect, asserted or unasserted, contingent or liquidated, concealed, hidden, latent, or patent, verbal or written, at law, by statute, or in equity, in contract or in tort, under state or Federal jurisdiction, or resulting from any assignment, if any, and whether or not the economic effects of such alleged matters arise or are discovered in the future on account of, for, arising out of, or resulting from, or by reason of, any cause, matter, or thing whatsoever, arising from the beginning of time through and including the date of execution of this Release, including, without limitation, any and all Verisk Claims relating to or arising from the lending or any other relationship amongst the Agent, the Lenders, ISO, the Guarantors, or any other Person in connection with the Facility.

(iii) Each Verisk Releasor understands, acknowledges, and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted, or attempted in breach of the provisions of such release.

(iv) Each Verisk Releasor hereby covenants and agrees that no fact, event, circumstance, evidence, or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute, and unconditional nature of the release set forth above.

(v) Each Verisk Releasor understands and agrees that this is a full and final release of all Verisk Claims of every nature and kind whatsoever as described above, and that it releases Verisk Claims that are known and unknown, suspected and unsuspected.

(vi) The Verisk Releasors each further agrees to indemnify and hold the Agent/Lender Releasees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against any Agent/Lender Releasees on account of any such Verisk Claims. The Verisk Releasors further state that they have carefully read the foregoing release and indemnity, know the contents thereof and grant the same as their own free act and deed.

[SECOND AMENDMENT – LETTER AMENDMENT]

US_ACTIVE-114538708.5-RLMITRA

October 25, 2013

4. Binding Effect. This Release shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

5. Governing Law. This Release shall be governed by and construed in accordance with the laws of the State of New York.

6. Headings. The headings of the paragraphs of this Release are inserted for convenience only and shall not be deemed to constitute a part of this Release.

7. Counterparts. This Release may be executed by one or more of the parties to this Release on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOLLOWS]

[SECOND AMENDMENT – LETTER AMENDMENT]

US_ACTIVE-114538708.5-RLMITRA

October 25, 2013

AGENT:

BANK OF AMERICA, N.A., as the Agent

By:
Name:
Title:

CO-BORROWERS:

VERISK ANALYTICS, INC., as a Co-Borrower

By:
Mark V. Anquillare
Executive Vice President and
Chief Financial Officer

INSURANCE SERVICES OFFICE, INC., as a Co-Borrower

By:
Mark V. Anquillare
Executive Vice President and
Chief Financial Officer

GUARANTORS:

XACTWARE SOLUTIONS, INC., a Delaware corporation
ISO SERVICES, INC., a Delaware corporation
ISO CLAIMS SERVICES, INC., a Delaware corporation
AIR WORLDWIDE CORPORATION, a Delaware corporation
VERISK HEALTH, INC., a Massachusetts corporation
INTERTHINX, INC., a California corporation
VERISK HEALTH SOLUTIONS, INC., a Delaware corporation

By:
Mark V. Anquillare
Vice President of Xactware Solutions, Inc.,
ISO Services, Inc.,
ISO Claims Services, Inc.,
AIR Worldwide Corporation, and
Interthinx, Inc.
Vice President and Chief Financial Officer of
Verisk Health, Inc., and
Verisk Health Solutions, Inc.

[SECOND AMENDMENT – LETTER AMENDMENT]

US_ACTIVE-114538708.5-RLMITRA